UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2024

InspireMD, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35731	26-2123838
(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of Principal Executive Offices)	(Zip Code)

(888) 776-6804

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 28, 2024, InspireMD, Inc. (the “Company”) issued a press release titled “InspireMD Announces Presentation of Positive One-Year Follow-Up Results from the C-GUARDIANS U.S. Investigational Device Exemption (IDE) Clinical Trial of CGuard at LINC 2024”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the presentation that the Company presented at the Leipzig Interventional Course (LINC) 2024 (“LINC 2024”) is attached hereto as Exhibit 99.2 and incorporated by reference in this Item 7.01. A copy of the presentation is also available on our website at https://www.inspiremd.com/en/investors/investor-relations/.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K that is furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 28, 2024, one-year follow-up results from the Company’s C-GUARDIANS Pivotal Trial of the CGuard™ Carotid Stent System were presented at LINC 2024.

From July 2021 to June 2023, 316 patients were prospectively enrolled in a single-arm carotid artery stenting study performed at 24 sites in the United States and the European Union. The primary endpoint in the clinical trial was a composite of: (1) incidence of major adverse events including death (all-cause mortality), any stroke, or myocardial infarction (“DSMI”) through 30-days post index procedure, or (2) ipsilateral stroke from day 31 to day 365 post-procedure. Stenting with the C-Guard carotid stent system in patients with carotid artery stenosis and at high risk for carotid endarterectomy had a primary endpoint event rate (DSMI rate) of 1.95%.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 28, 2024 (furnished herewith pursuant to Item 7.01)
99.2	InspireMD LINC 2024 Presentation, May 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: May 28, 2024	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer